Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended June 30, 2023 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Spyridon Papapetropoulos, certify that:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bionomics Limited.

Date: October 18, 2023	By:	/s/ Spyridon Papapetropoulos
Spyridon Papapetropoulos
President and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exh. 13.1-1